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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         I, the undersigned Director and/or Officer of Meritor Automotive, Inc.,
a Delaware corporation (the "Company"), hereby constitute DAVID W. GREENFIELD,
BONNIE WILKINSON AND PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on
Form 10-K for the fiscal year ended September 30, 1997, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange
Commission pursuant to the Securities Exchange Act of 1934.
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
         Signature                          Title                                  Date
         ---------                          -----                                  ----
  /s/ Larry D. Yost             Chairman of the Board and                   November 12, 1997
----------------------------    Chief Executive Officer
Larry D. Yost                   (principal executive officer)
                                and Director


/s/ Joseph B. Anderson, Jr.     Director                                    November 12, 1997
----------------------------
Joseph B. Anderson, Jr.

/s/ Donald R. Beall             Director                                    November 12, 1997
----------------------------
Donald R. Beall

/s/ John J. Creedon             Director                                    November 12, 1997
----------------------------
John J. Creedon

/s/ Charles H. Harff            Director                                    November 12, 1997
----------------------------
Charles H. Harff

/s/ Harold A. Poling            Director                                    November 12, 1997
----------------------------
Harold A. Poling

/s/ Martin D. Walker            Director                                    November 12, 1997
----------------------------
Martin D. Walker

/s/ Thomas A. Madden            Senior Vice President, Finance,             November 12, 1997
----------------------------    and Chief Financial Officer
Thomas A. Madden                (principal financial officer)


/s/ Lawrence J. Lockwood        Vice President and Controller               November 12, 1997
----------------------------    (principal accounting officer)
Lawrence J. Lockwood
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